THE ROYCE FUND
                        _________________

                      ROYCE MICRO-CAP FUND
                        _________________

            NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                        _________________

To the Shareholders of
     The Royce Fund:
          Royce Micro-Cap Fund

     NOTICE IS HEREBY GIVEN that a Special Meeting of
Shareholders of The Royce Fund (the "Trust") will be held at the offices of the Trust, 1414 Avenue of the Americas, New York, New
York, on June 28, 1995 at 4:30 p.m. (E.D.T.), for the following purposes related to Royce Micro-Cap Fund (the "Fund"):

     1. To approve a change in the Fund's stated investment objective by eliminating the requirement that the securities in which the Fund will primarily invest be traded in the over-the-counter market.

     2. To transact such other business as may come before the meeting or any adjournment thereof.

     The Board of Trustees has fixed the close of business on May
18, 1995 as the record date for the determination of those shareholders entitled to vote at the meeting, and only holders of record at the close of business on that day will be entitled to vote.

     The Fund's Annual Report to Shareholders for the year ended December 31, 1994 was previously mailed to shareholders, and copies of it are available upon request, without charge, by writing to the Trust at 1414 Avenue of the Americas, New York, New York 10019 or calling toll-free at 1-800-221-4268.

                            IMPORTANT

     To save the Fund the expense of additional proxy solicita-tion, if you do not now expect to be present at the meeting, please insert your instructions on the enclosed Proxy, date and sign it and return it in the enclosed envelope (which requires no postage if mailed in the United States). The enclosed Proxy is solicited on behalf of the Board of Trustees, is revocable and will not affect your right to vote in person in the event that you attend the meeting.
                              By order of the Board of Trustees

                                   Susan I. Grant,

                                     Secretary
May 22, 1995


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                        PROXY STATEMENT

                    FOR ROYCE MICRO-CAP FUND
                 _____________________________

                SPECIAL MEETING OF SHAREHOLDERS

                               OF

                      ROYCE MICRO-CAP FUND

                   1414 Avenue of the Americas
                    New York, New York  10019

     The enclosed Proxy is solicited on behalf of the Trustees of The Royce Fund (the "Trust") for use at a Special Meeting of Shareholders of Royce Micro-Cap Fund (the "Fund"), a series of the Trust formerly named Royce OTC Fund, which is to be held at the offices of the Trust at the above address at 4:30 p.m. (E.D.T.) on June 28, 1995, and at any adjournments thereof.

     The purposes of the meeting relative to the Fund are to approve a change in the Fund's stated investment objective of seeking long-term capital appreciation by investing primarily in common stocks and securities convertible into such common stocks traded in the over-the-counter market and to transact such other business related to the Fund as may come before the meeting.

     The Proxy may be revoked at any time before it is exercised by written instructions to the Trust or by filing a new Proxy with a later date, and any shareholder attending the meeting may vote in person, whether or not he has previously filed a Proxy. The shares represented by all properly executed Proxies received in time for the meeting will be voted. Where a shareholder has specified a choice on his Proxy with respect to Purpose 1, his shares will be voted accordingly. If no directions are given, his shares will be voted in favor of such Purpose.

     The cost of soliciting Proxies will be borne by the Fund, which will reimburse brokerage firms, custodians, nominees and fiduciaries for their expenses in forwarding proxy material to the beneficial owners of the Fund's shares. Some officers and employees of the Trust and/or Quest Advisory Corp. ("Quest"), the Fund's investment adviser, may solicit Proxies personally and by telephone, if deemed desirable.

INFORMATION ABOUT SHARE OWNERSHIP
     As of May 18, 1995, the record date for the meeting, there were issued and outstanding _______ shares of beneficial interest of the Fund, and the following persons were known to the Trust to be beneficial owners of 5% or more of the outstanding shares of the
Fund:


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                         Amount and
                         Nature of
Name and Address         Ownership        Percentage



     As of the record date, no Trustee other than Charles M. Royce beneficially owned shares of the Fund, and all of the Trustees and officers of the Trust as a group (8 persons) owned _______ shares of the Fund (_____% of the outstanding shares).


1.   CHANGE IN FUND'S STATED INVESTMENT OBJECTIVE (Proposal 1)

Present Stated Investment Objective

     The Fund's present stated investment objective is to seek long-term capital appreciation, primarily by investing in common stocks and securities convertible into common stocks of companies primarily traded in the over-the-counter market. The Fund will, in pursuit of this objective, normally invest at least 80% of its assets in the common stocks and convertible securities of small and micro-sized companies. At least 75% of these securities will be traded in the over-the-counter market, and at least 65% of these securities will be issued by companies with stock market capitalizations under $300 million at the time of investment. The over-the-counter market securities will generally be listed on the Nasdaq system.


Proposed Stated Investment Objective

     It is proposed to eliminate the requirement that the common stocks and securities convertible into common stocks of companies in which the Fund will normally invest be traded primarily in the over-the-counter market, thereby allowing the Fund to invest in small and micro-cap companies without regard to the market in which their securities are traded. Quest, the Fund's investment adviser, views such an expansion of the markets in which the Fund may seek investment opportunities as important, particularly since there are many micro-cap companies whose common stocks are listed for trading on the New York or American Stock Exchanges. The Board of Trustees has concluded that limiting the Fund's primary source of small and micro-cap stocks to the over-the-counter market is no longer in the best interests of shareholders.

     After giving effect to this change, the Fund would normally invest at least 80% of its assets in the common stocks and convertible securities of small and micro-cap companies which are listed for trading on the New York, American or other stock exchanges or traded in the over-the-counter market, and at least 65% of these securities would be issued by companies with stock market capitalizations under $300 million at the time of investment.

Vote Required

     The investment objective of the Fund is deemed to be a fundamental policy, which may not be changed without the approval of a majority of the outstanding shares of the Fund. Accordingly, for the proposed change to become effective, it must be adopted by a vote of the lesser of (i) 67% of the shares of beneficial interest of the Fund present or represented at the meeting (assuming that more than 50% of the shares are present or represented) or (ii) more than 50% of the outstanding shares of beneficial interest of the Fund. Neither abstentions nor broker non-votes are counted in the tabulation of such votes.


     The Board recommends a vote FOR the proposed change in the stated investment objective of the Fund described above.


2.   OTHER BUSINESS.

     Management knows of no other business to be brought before the meeting other than Proposal 1 in the Notice of Special Meeting. If other matters do come before the meeting, it is intended that the shares represented by Proxies will be voted in accordance with the judgment of the person or persons exercising at the meeting the authority conferred by the Proxies.



                     ADDITIONAL INFORMATION

     Quest Advisory Corp., located at 1414 Avenue of the Americas, New York, New York 10019, serves as the Fund's investment adviser.

     Quest Distributors, Inc., also located at such address, serves as the distributor of the Fund's shares.

                     SHAREHOLDER PROPOSALS

     As a Massachusetts business trust, the Trust does not hold annual meetings of its shareholders. Shareholders who wish to present proposals for action by all shareholders should follow procedures to request a special meeting as set forth in the Trust's Declaration of Trust, which is on file with the Secretary of the Commonwealth of Massachusetts.


PLEASE FILL IN, DATE AND SIGN THE PROXY AND RETURN IT IN THE
ACCOMPANYING POSTAGE-PAID ENVELOPE.


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                   Preliminary Proxy Material

THE ROYCE FUND:  ROYCE MICRO-CAP FUND
1414 Avenue of the Americas
New York, NY  10019 PROXY
                         This Proxy is solicited on behalf of the Board of
               Trustees. The undersigned hereby appoints Stephen L. Isaacs and Charles M. Royce, or either of them acting in the absence of the other, as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all the shares of the Fund held of record by the undersigned on May
               18, 1995, at the Special Meeting of Shareholders to be held on June 28, 1995, or at any adjournment thereof.




1.   PROPOSAL TO CHANGE THE FUND'S STATED INVESTMENT OBJECTIVE.
                                    FOR  AGAINST  ABSTAIN



2. THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY COME BEFORE THE MEETING.


                                        (Continued on other side)

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(Continued from other side)

This Proxy when properly executed will be voted in the manner directed by the undersigned shareholder. If no direction is made, this Proxy will be voted for Proposal 1. Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.


DATED:____________________, 1995_____________________________________________
                                   Signature
____________________________________________
PLEASE MARK, SIGN AND RETURN THE PROXY CARD
PROMPTLY, USING THE ENCLOSED ENVELOPE     ___________________________________
                                          Signature if held jointly